                                                                    EXHIBIT 10.2

                              TRIPATH IMAGING, INC.

                              AMENDED AND RESTATED
                           1996 EQUITY INCENTIVE PLAN

1. PURPOSE

      The purpose of the TriPath Imaging, Inc. 1996 Amended and Restated Equity Incentive Plan (the "Plan") is to attract and retain key personnel of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock.

2. ADMINISTRATION

      The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3. ELIGIBILITY

      All employees, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4. STOCK AVAILABLE FOR AWARDS

      (a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 7,996,325 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, (iii) the exercise price with respect to any of the foregoing, and (iv) if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award; provided that in the case (i) or (ii) above the number of shares subject to any Award shall always be a whole number.

      (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 1,000,000 shares, subject to adjustment under subsection (b).

5. STOCK OPTIONS

      (a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

      (b) TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

      (c) PAYMENT. Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6. STOCK APPRECIATION RIGHTS

      (a) GRANT OF SARS. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

      (b) EXERCISE PRICE. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant, provided that such an SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date of employment.

7. RESTRICTED STOCK

      (a) GRANT OF RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

      (b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee's discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability corporation controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8. GENERAL PROVISIONS APPLICABLE TO AWARDS

      (a) REPORTING PERSON LIMITATIONS. Notwithstanding any other provision of the Plan, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative. Awards, unless Incentive Stock Options, may also be made transferable pursuant to a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

      (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

      (c) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

      (d) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

      (e) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

      (f) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a "change in control" (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

      (g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

      (h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of

Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

      (j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that no award may be modified, repriced, replaced or regranted through cancellation without shareholder approval (except in connection with a change in the Company's capitalization), if the effect of such modification or cancellation would be to reduce the exercise price for the shares underlying such award, and, provided, further, that any such action shall require the Participant's consent unless:

            (i) in the case of a termination of, or a reduction in the number of shares issuable under, an Option, any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is waived or accelerated before such termination or reduction (and in such case the Committee may provide for the Participant to receive cash or other property equal to the net value that would have been received upon exercise of the terminated Option or the eliminated portion, as the case may be); or

            (ii) in any other case, the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9. CERTAIN DEFINITIONS

      "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

      "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

      "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Options to a Reporting Person or a Covered Employee, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then "Committee" means the Board.

      "Common Stock" means the Common Stock, $0.01 par value, of the Company.

      "Company" means TriPath Imaging, Inc., a Delaware corporation.

      "Covered Employee" means a person whose income is subject to Section 162(m) of the Code.

      "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

      "Fair Market Value" means, with respect to the Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

      "Participant" means a person selected by the Committee to receive an Award under the Plan.

      "Reporting Person" means a person subject to Section 16 of the Exchange
Act.

10. MISCELLANEOUS

      (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

      (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

      (c) EFFECTIVE DATE. This Amended and Restated 1996 Equity Incentive Plan became effective on June 26, 1997.

      (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

      (e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

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This Plan was approved by the Board of Directors on November 22, 1996.

This Plan was amended by the Board of Directors on May 19, 1997.

This Plan, as amended, was approved by the stockholders on June 26, 1997.

This Plan was amended and restated by the Board of Directors on June 24, 1997.

This Plan, as amended and restated, was approved by the stockholders on June 26, 1997.

This Plan was amended by the Board of Directors on February 2, 1999.

This Plan, as amended, was approved by the stockholders on May 26, 1999.

This Plan, as amended, was approved by the stockholders on June 1, 2000.

This Plan was amended by the Board of Directors on January 15, 2002.

This Plan was amended by the Board of Directors on February 4, 2002.

This Plan, as amended, was approved by the stockholders on May 23, 2002.

This Plan was amended by the Board of Directors on January 29, 2004.

This Plan, as amended, was approved by the stockholders on May 20, 2004.